POWER OF ATTORNEY

Know all by these presents, that

 the undersigned hereby constitutes

 and appoints each of Donald E. Miller

 and Mary L. Shaw, signing singly,

 the undersigned's true and lawful

 attorney-in-fact to:

(1)  execute for and on behalf

 of the undersigned, in the

 undersigned's capacity as

 an officer and/or director

 of THE FAIRCHILD CORPORATION

 (the "Company"), any documents

 necessary to facilitate the

 filing of all reports required

 in accordance with Section 16(a)

 of the Securities Exchange Act

 of 1934 and the rules thereunder,

 including but not limited to

 Form ID Application, Forms 3,

 4, and 5, (collectively, the

 "SEC Forms"), and any other

 forms or reports the undersigned

 may be required to file in

 connection with the undersigned's

 ownership, acquisition,

 or disposition of

 securities of the Company;

(2)  do and perform any and all

 acts for and on behalf of the

 undersigned which may be

 necessary or desirable to

 complete and execute any SEC

 Forms or other form or report,

 and timely file such form or

 report with the United States

 Securities and Exchange Commission

 and any stock exchange or similar

 authority; and

(3)  take any other action

 of any type whatsoever in

 connection with the foregoing

 which, in the opinion of such

 attorney-in-fact, may be of

 benefit to, in the best

interest of, or legally required

 by, the undersigned, it being

 understood that the documents

 executed by such attorney-in

-fact on behalf of the

undersigned pursuant to

this Power of Attorney shall

 be in such form and shall

 contain such terms and

conditions as such

attorney-in-fact may

 approve in such attorney-in

-fact's discretion.

The undersigned hereby grants

 to each such attorney-in-fact

 full power and authority to do

 and perform any and every act

 and thing whatsoever requisite,

 necessary, or proper to be done

 in the exercise of any of the

 rights and powers herein granted,

 as fully to all intents and

 purposes as the undersigned

 might or could do if personally

 present, with full power of

substitution or revocation,

 hereby ratifying and Confirming

all that such attorney-in-fact,

 or such attorney-in-fact's

substitute or substitutes,

shall lawfully do or cause

to be done by virtue of this

 power of attorney and the

rights and powers herein granted.

 The undersigned acknowledges

 that the foregoing

attorneys-in-fact, in serving

 in such capacity at the request

 of the undersigned, are not

 assuming, nor is the Company

 assuming, any of the

 undersigned's responsibilities

 to comply with Section 16 of

 the Securities Exchange Act

 of 1934.

This Power of Attorney shall

remain in full force and effect

 until the undersigned is no

longer required to file Forms

3, 4, and 5 with respect to

the undersigned's holdings

of and transactions in

securities issued by the

 Company, unless earlier

revoked by the undersigned

in a signed writing delivered

to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned

 has caused this Power of Attorney

to be executed as of this 1st day

 of March, 2007.

/s/ Richard P. Nyren

Signature

Print name:  Richard P. Nyren